                                                                    EXHIBIT 99.7

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1996-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
-----------

Beginning of the Month Principal Receivables:          $2,777,933,706.23
Beginning of the Month Finance Charge Receivables:     $  150,634,794.59
Beginning of the Month Discounted Receivables:         $            0.00
Beginning of the Month Total Receivables:              $2,928,568,500.82

Removed Principal Receivables:                         $            0.00
Removed Finance Charge Receivables:                    $            0.00
Removed Total Receivables:                             $            0.00

Additional Principal Receivables:                      $            0.00
Additional Finance Charge Receivables:                 $            0.00
Additional Total Receivables:                          $            0.00

Discounted Receivables Generated this Period:          $            0.00

End of the Month Principal Receivables:                $2,756,407,831.91
End of the Month Finance Charge Receivables:           $  148,987,926.09
End of the Month Discounted Receivables:               $            0.00
End of the Month Total Receivables:                    $2,905,395,758.00

Special Funding Account Balance                        $            0.00
Aggregate Invested Amount (all Master Trust II Series) $1,892,750,000.00
End of the Month Transferor Amount                     $  863,657,831.91
End of the Month Transferor Percentage                             31.33%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                             $   71,247,027.17
     60-89 Days Delinquent                             $   52,402,505.87
     90+ Days Delinquent                               $   88,133,436.39

     Total 30+ Days Delinquent                         $  211,782,969.43
     Delinquent Percentage                                          7.29%

Defaulted Accounts During the Month                    $   17,934,754.24
Annualized Default Percentage                                       7.75%

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Nov-2001                         1996-A                            Page 2


Principal Collections                                    $324,844,135.90
Principal Payment Rate                                             11.69%

Total Payment Rate                                                 12.60%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                     $369,000,000.00
     Class B Initial Invested Amount                     $ 38,250,000.00
     Class C Initial Invested Amount                     $ 42,750,000.00
                                                         ---------------
INITIAL INVESTED AMOUNT                                  $450,000,000.00

     Class A Invested Amount                             $          0.00
     Class B Invested Amount                             $          0.00
     Class C Invested Amount                             $ 42,750,000.00
                                                         ---------------
INVESTED AMOUNT                                          $ 42,750,000.00

     Class A Adjusted Invested Amount                    $          0.00
     Class B Adjusted Invested Amount                    $          0.00
     Class C Adjusted Invested Amount                    $ 42,750,000.00
                                                         ---------------
ADJUSTED INVESTED AMOUNT                                 $ 42,750,000.00

PREFUNDED AMOUNT                                         $          0.00

FLOATING ALLOCATION PERCENTAGE                                      2.23%
PRINCIPAL ALLOCATION PERCENTAGE                                    16.20%

     Class A Principal Allocation Percentage                       82.00%
     Class B Principal Allocation Percentage                        8.50%
     Class C Principal Allocation Percentage                        9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-A                                         $ 52,621,796.15

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-A                                            $  1,003,663.03

MONTHLY SERVICING FEE                                    $     53,437.50

INVESTOR DEFAULT AMOUNT                                  $    399,474.22

Nov-2001                         1996-A                            Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                             0.00%

     Class A Finance Charge Collections                     $      0.00
     Other Amounts                                          $      0.00

TOTAL CLASS A AVAILABLE FUNDS                               $      0.00

     Class A Monthly Interest                               $      0.00
     Class A Servicing Fee                                  $      0.00
     Class A Investor Default Amount                        $      0.00

TOTAL CLASS A EXCESS SPREAD                                 $      0.00

REQUIRED AMOUNT                                             $      0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                            30.91%

     Class B Finance Charge Collections                     $304,670.33
     Other Amounts                                          $      0.00

TOTAL CLASS B AVAILABLE FUNDS                               $304,670.33

     Class B Monthly Interest                               $      0.00
     Class B Servicing Fee                                  $      0.00

TOTAL CLASS B EXCESS SPREAD                                 $304,670.33
CLASS B INVESTOR DEFAULT AMOUNT                             $123,473.85
CLASS B REQUIRED AMOUNT                                     $123,473.85

CLASS C FLOATING ALLOCATION PERCENTAGE                            69.09%

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Nov-2001                         1996-A                            Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                               $1,003,663.03

     Excess Spread Applied to Class A Required Amount             $        0.00

     Excess Spread Applied to Class A Investor Charge Offs        $        0.00

     Excess Spread Applied to Class B Required Amount             $  123,473.85

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                              $        0.00

     Excess Spread Applied to Class C Required Amount             $  393,040.37

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                              $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee         $    8,906.25

     Excess Spread Applied to Cash Collateral Account             $        0.00

     Excess Spread Applied to Spread Account                      $        0.00

     Excess Spread Applied to Reserve Account                     $        0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                    $        0.00

     Excess Spread Applied to other amounts owed to

     Spread Account Residual Interest Holders                     $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                           $  478,242.56

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Nov-2001                         1996-A                          Page 5


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                       $13,899,537.19

SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-A                                                    $         0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                      $         0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                 $         0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                      $         0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                        $         0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                      $         0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                        $         0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                  $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                 $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                    $         0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              2.92%
    Base Rate (Prior Month)                                                5.23%
    Base Rate (Two Months Ago)                                             1.52%
                                                                         ------
THREE MONTH AVERAGE BASE RATE                                              3.22%

    Portfolio Yield (Current Month)                                        9.74%
    Portfolio Yield (Prior Month)                                         13.13%
    Portfolio Yield (Two Months Ago)                                      10.99%
                                                                         ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       11.29%

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Nov-2001                         1996-A                          Page 6


PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                   $   52,621,796.15

INVESTOR DEFAULT AMOUNT                                       $      399,474.22

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                            $            0.00
    Allocable to Class B Certficates                          $            0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                          0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                            $            0.00
    Deficit Controlled Accumulation Amount                    $            0.00
CONTROLLED DEPOSIT AMOUNT                                     $            0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                            $            0.00
    Deficit Controlled Accumulation Amount                    $            0.00
CONTROLLED DEPOSIT AMOUNT                                     $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                             $   53,021,270.37

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                  $            0.00
CLASS B INVESTOR CHARGE OFFS                                  $            0.00
CLASS C INVESTOR CHARGE OFFS                                  $            0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $            0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $            0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                       $            0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                           $    4,500,000.00
    Available Cash Collateral Amount                          $    4,500,000.00

TOTAL DRAW AMOUNT                                             $            0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $            0.00


                                    First USA Bank, National Association
                                    as Servicer

                                    By:    /s/ Tracie Klein
                                           ----------------------------
                                           Tracie H. Klein
                                           First Vice President